                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 17, 1998



                                     AVIRON
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



             0-20815                                 77-0309686
      (Commission File No.)             (IRS Employer Identification No.)



                             297 N. BERNARDO AVENUE
                             MOUNTAIN VIEW, CA 94043
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (650) 919-6500



                                   ----------

ITEM 5.    OTHER EVENTS


On March 17, 1998, Aviron, a Delaware corporation (the "Company") announced that it intended, subject to market and other conditions, to raise $100,000,000 through a private placement of convertible subordinated notes to qualified institutional investors. On March 30, 1998, the Company announced that it had completed such offering. See the Company's press releases, attached hereto as
Exhibit 99.1 and Exhibit 99.2.


ITEM 7.    EXHIBITS.

Exhibit 99.1 Press Release, dated March 18, 1998, entitled "Aviron Announces Proposed $100 Million Note Offer."

Exhibit 99.2 Press Release, dated March 30, 1998, entitled "Aviron Completes $100 Million Convertible Note Offer."

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            AVIRON


Dated:  March 31, 1998                By:  /s/ J. Leighton Read, M.D.
                                         ----------------------------
                                            J. Leighton Read, M.D.
                                            Chairman and Chief Executive Officer

                                INDEX TO EXHIBITS


Exhibit 99.1 Press Release, dated March 18, 1998, entitled "Aviron Announces Proposed $100 Million Convertible Note Offer."

Exhibit 99.2 Press Release, dated March 30, 1998, entitled "Aviron Completes $100 Million Convertible Note Offer."